March 31, 2005

Dear Shareholders:

      You are cordially invited to attend our annual meeting of the shareholders of Highlands Bankshares, Inc. on Tuesday, May 10, 2005, at 3:00 p.m., at The Grant County Bank, 1 North Main Street (the "Old Bank Building"), Petersburg, West Virginia.

      Enclosed in this mailing you will find formal notice of the meeting, a proxy and a Proxy Statement detailing the matters upon which the shareholders will act at the annual meeting. Our Company's Annual Report for 2004 and the Company's annual filing on Form 10-K are also enclosed.

      We urge you to complete, date and sign the proxy, and return it as soon as possible in the enclosed postage prepaid envelope, even if you intend to attend the meeting. You may revoke your proxy at any time prior to its exercise.

                                        Sincerely,


                                        John G. VanMeter
                                        Chairman of the Board

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                To the Shareholders of Highlands Bankshares, Inc.

      The annual meeting of shareholders of Highlands Bankshares, Inc. will be held on Tuesday, May 10, 2005, at 3:00 p.m., at The Grant County Bank, 1 North Main Street (the "Old Bank Building"), Petersburg, West Virginia, for the following purposes:

      1. Election of four Class A directors to serve until the annual meeting of shareholders in 2008.

      2. Ratification of the appointment of S. B. Hoover & Company, L.L.P. as independent auditors for 2005.

      3. Transaction of other business as may properly come before the meeting.

      The Board of Directors recommends a vote in favor of the nominees for director and a vote in favor of the ratification of the appointment of auditors. Only shareholders of record at the close of business on March 18, 2005 are entitled to notice of and to vote at the annual meeting or any adjournments thereof.

      To assure that your shares are represented at the annual meeting, please complete, date and sign the enclosed proxy, and return it as soon as possible in the enclosed postage prepaid envelope. You may revoke your proxy at any time prior to its exercise.

                                        By Order of the Board of Directors


                                        Alan L. Brill
                                        Corporate Secretary

March 31, 2005

                                TABLE OF CONTENTS

Outstanding Shares and Voting Rights ......................................    3

Security Ownership of Certain Beneficial Owners and Management ............    3

*Election of Directors (Proposal One) .....................................    6

     General ..............................................................    6
     Nominations ..........................................................    6

Information Concerning Directors and Nominees .............................    7

     Board Meetings and Compensation ......................................    9
     Compensation Committee Report ........................................    9
     Audit Committee Report ...............................................   10
     Fees of Independent Public Accountants ...............................   11
     Shareholder Return Performance Graph .................................   14
     Compliance With Section 16(a) of the Securities Exchange Act .........   14
     Certain Related Transactions .........................................   15

Executive Compensation ....................................................   15

*Appointment of Independent Public Registered Public Accounting Firm ......   16

Shareholder Proposals .....................................................   17

*Matters to be voted on.

                            HIGHLANDS BANKSHARES INC.
                                  P.O. Box 929
                         Petersburg, West Virginia 26847
                                 (304) 257-4111

                                 PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation of proxies for use at the annual meeting of shareholders of Highlands Bankshares, Inc. ("Highlands" or the "Company") to be held Tuesday, May 10, 2005, at 3:00 p.m., at The Grant County Bank, 1 North Main Street (the "Old Bank Building"), Petersburg, West Virginia, and at any adjournments thereof ("Annual Meeting"). The accompanying proxy is solicited by the Board of Directors of the Company (the "Board"). The principal executive offices of the Company are located at 3 North Main Street, Petersburg, West Virginia 26847. The approximate mailing date of the Proxy Statement and the accompanying proxy is March 31, 2005.

The Company will bear the cost of soliciting proxies and will only make solicitations by the use of the mail, except that, if necessary, officers, directors and regular employees of the Company, or its affiliates, may solicit proxies by telephone or by personal calls. The Company may request brokerage houses and nominees to forward proxy solicitation material to the beneficial owners of the stock held of record by such persons, and the Company may reimburse them for their charges and expenses in doing so.

All properly executed proxies delivered pursuant to this solicitation will be voted at the Annual Meeting in accordance with any instructions thereon. A shareholder executing a proxy may revoke it at any time before it is voted by:

      o     notifying Highlands in person,

      o     giving written notice to Highlands of the revocation of the proxy,

      o     submitting to Highlands a subsequently dated proxy, or

      o attending the meeting and withdrawing the proxy before it is voted at the meeting.

                      OUTSTANDING SHARES AND VOTING RIGHTS

Only shareholders of record at the close of business on March 18, 2005, will be entitled to vote at the Annual Meeting. As of that date, the Company had outstanding 1,436,874 shares of its common stock, $5 par value, each of which is entitled to one vote at the Annual Meeting. Cumulative voting rights are available, in certain instances, for the election of directors, as further described in this Proxy Statement.

Any number of shareholders holding together a majority of the stock outstanding, who are either present in person or represented by proxy at the Annual Meeting, shall constitute a quorum. If a share is represented for any purpose at the Annual Meeting, it is deemed to be present for purposes of establishing a quorum. Abstentions and shares held of record by a broker or its nominee which are voted on any matter are included in determining the number of votes present or represented at the Annual Meeting. Conversely, broker shares that are not voted on any matter will not be included in determining whether a quorum is present.

If a quorum is established, directors will be elected by a plurality of the votes cast by shareholders in person or by proxy at the Annual Meeting. As required by West Virginia law, each share is entitled to one vote per nominee, unless a shareholder requests cumulative voting at least 48 hours before the meeting. Ratification of the appointment of the independent public accountants will be approved if the votes cast in favor exceed the votes cast opposing. Votes that are withheld and broker shares that are not voted will not be included in determining the number of votes cast.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

The following table sets forth the name and address of, and number and percentage of shares of common stock held as of March 1, 2005 by each of the Company's directors, the director nominees and Highlands' executive officers and by all of the Company's directors, director nominees and executive officers as a group. To the best of the Company's knowledge, no person is the beneficial owner of more than 5% of the Company's common stock.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                        OWNERS AND MANAGEMENT (continued)

                                                     Amount             Percent
Name & Address of Owner                         Beneficially Owned      of Class
-----------------------                         ------------------      --------

Leslie A. Barr                                       6,876(1)               *
P.O. Box 4 Wardensville, WV 26851

Thomas B. McNeill, Sr                               16,023(2)             1.1%
4480 Grattan Price Drive Unit 1
Harrisonburg, VA 22801

Clarence E. Porter                                     336(3)               *
P.O. Box 929 Petersburg, WV 26847

Courtney R. Tusing                                   2,448(4)               *
6365 Needmore Rd. Baker, WV 26801

John G. Van Meter                                   60,183(5)             4.2%
28 Virginia Ave. Petersburg, WV 28847

Jack H. Walters                                     10,824(6)               *
P.O. Box 119 Moorefield, WV 26836

L. Keith Wolfe                                       8,580(7)               *
1 W. Central Avenue
Petersburg, WV 26847

Kathy G. Kimble                                      5,481(8)               *
P.O. Box 538 Petersburg, WV 26847

Alan L. Brill                                        1,487(9)               *
P.O. Box 119 Wardensville, WV 26851

Steven C. Judy                                       5,205(10)              *
24 N. Main Street Petersburg, WV 26847

                                                --------------------------------

All of the ten directors,
director nominees and executive
officers of the company, as a group                117,443               8.17%

*Denotes less than 1% of class

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                        OWNERS AND MANAGEMENT (continued)

(1) Includes 2,820 shares owned directly, 3,300 shares owned jointly with his wife and 756 shares held by his wife over which he holds no voting or dispositive powers.

(2) Includes 9,216 shares owned directly, and 6,807 shares held by his wife over which he holds no voting or dispositive powers.

(3) Includes 300 shares owned directly and 36 shares held by his wife over which he holds no voting or dispositive powers.

(4)   Includes 2,448 shares owned directly.

(5) Includes 30,183 shares owned directly and 30,000 shares owned by his wife over which he holds no voting or dispositive powers. Mr. Van Meter disclaims beneficial ownership of the shares held by his wife.

(6) Includes 10,524 shares owned directly and 150 shares held as co-guardian for each of his two minor children. Mr. Walters disclaims beneficial ownership of the shares held as co-guardian for his minor children.

(7) Includes 7,830 shares owned directly, 300 shares held jointly with each of his two minor children, and 150 shares held by his wife over which he holds no voting or dispositive powers.

(8) Includes 4,565 shares owned directly and 916 shares owned jointly with her husband.

(9) Includes 423 shares owned directly, 150 shares jointly with his adult child, and 914 shares owned jointly with his wife.

(10)  Includes 5,205 shares owned directly.

PROPOSAL ONE                 ELECTION OF DIRECTORS

General

Highlands' articles of incorporation currently provide for a classified board of directors. There are three classes with each being elected for a three-year term. There are presently 10 directors on the Board, four of whom are nominees for election at the 2005 Annual Meeting. Three of the four nominees are non-employee directors.

Directors are elected by a plurality of the shares voted. As required by West Virginia law, each share is entitled to one vote per nominee, unless the shareholder requests cumulative voting for directors at least 48 hours before the meeting. If a shareholder properly requests cumulative voting for directors, then each shareholder will have the right to vote the number of shares owned by that shareholder for as many persons as there are directors to be elected, or to cumulate such shares and give one candidate as many votes as the number of directors multiplied by the number of shares owned shall equal, or to distribute them on the same principle among as many candidates as the shareholder sees fit. If any shares are voted cumulatively for the election of directors, the proxies, unless otherwise directed, shall have full discretion and authority to cumulate their votes and vote for less than all such nominees. For all other purposes, each share is entitled to one vote.

Nominations

Highlands does not have a separate nominating committee and the board of directors serves this function. The board of directors makes nominations based upon its belief that candidates for director should have certain minimum qualifications as defined by West Virginia state banking law. The Board of Directors of Highlands Bankshares, Inc., reserves the right to modify or to expand the minimum qualifications from time to time, except where the qualifications are required by the laws relating to financial institutions. The Board of Directors will consider director candidates recommended by stockholders, provided that the recommendations are received prior to the date set forth as the deadline for shareholder proposals. This date can be found on page 14 of this Proxy Statement.

                  INFORMATION CONCERNING DIRECTORS AND NOMINEES

The following information, including the principal occupation during the past five years, is given with respect to the four director nominees and the six directors continuing in office.

--------------------------------------------------------------------------------------------------
Name and Position                  Director                    Principal Occupation
with the Company           Age      Since                    During the Last Five Years
==================================================================================================
               The Board recommends election of each of the nominees set forth below.

                                         DIRECTOR NOMINEES
                                         -----------------

                                         Class A Directors
                      (to serve until the 2008 annual meeting of shareholders)
Alan L. Brill              50        4/01       President  and CEO of   Capon  Valley   Bank since
Secretary of the Company                        January   2001;  prior   thereto  Executive   Vice
                                                President  &  Chief  Operating  Officer  of  Capon
                                                Valley Bank since 1997;  Senior Vice  President of
                                                Operations  from  1990-1996;   and  various  other
                                                positions at Capon Valley Bank from 1975-1995

Kathy G. Kimble            59        4/01       Retired;  owner/operator  of self storage  rentals
                                                from 1995-2002;  Media Specialist for Grant County
                                                Schools from 1998-2001;  President of Kanor,  Inc.
                                                d/b/a Ben Franklin Store from 1981-1998

Courtney R. Tusing         79        8/95       Retired;  President  and  Chairman of the Board of
                                                First  United  National  Bank &  Trust  and  First
                                                United Corp.

John G. VanMeter           67        5/85       Attorney at Law; Partner, VanMeter & VanMeter
                                                Chairman of the Board of the Company

                                   DIRECTORS CONTINUING IN OFFICE
                                   ------------------------------

                                         Class C Directors
                      (to serve until the 2007 annual meeting of shareholders)
Steven C. Judy             52        6/02       President  of JSG  Foods,  Inc.  since  June 1994;
                                                President of Judy's Drug Store,  Inc.  since June,
                                                1987;  President of Judy's Drug Store, Inc., d/b/a
                                                Judy's Catalog Sales,  since October,  1992; and a
                                                pharmacist since 1975
Leslie A. Barr             67        7/87       President   and   Chief   Executive   Officer   of
                                                Highlands  Bankshares from 1991 to 2004; President
                                                and Chief  Executive  Officer of Capon Valley Bank
                                                from August 1985 until January 2001

Jack H. Walters            57        7/87       Attorney  at Law;  Partner,  Walters,  Krauskopf &
                                                Baker


                                         Class B Directors
                      (to serve until the 2006 annual meeting of shareholders)
Thomas B. McNeill, Sr.     78        4/97       Chairman  of the Board of Capon  Valley Bank since
                                                July 1995; Retired Insurance Agent

Clarence E. Porter         56        4/92       President and Chief Executive Officer of Highlands
President of the Company                        Bankshares   since  February 2004,  President  and
Treasurer of the Company                        Chief Executive Officer of The Grant  County  Bank
                                                since  August  1991;  Vice President  of The Grant
                                                County  Bank from  August 1988 until August 1991

L. Keith Wolfe             78        5/85       Owner of Petersburg Motor Company

Board Meetings and Compensation

The Board met 12 times during 2004. As required by Company policy, each director attended at least 75% of the aggregate of (i) the total number of meetings held by the Board and (ii) the total number of meetings held by the committee on which the director served. Directors received $400.00 for attending Board meetings and $200.00 for attending committee meetings not held in conjunction with Board meetings. Members of the Audit Committee received $300.00 for attending meetings of the Audit Committee.

All Directors of Highlands Bankshares, Inc. also serve as directors of one or more of the Company's subsidiaries. Both Capon Valley Bank and Grant County bank have Directors who serve on the Boards of the respective subsidiary who do not serve on the Board of Highlands Bankshares. The Grant County Bank also employs an Advisory Board for its Riverton location. The Board fees for the subsidiary banks are the same as those fees for Highlands Bankshares, Inc.

Compensation Committee Report
-----------------------------

For 2004, the Company had a Compensation Committee which consisted of John G. VanMeter, Jack H. Walters, L. Keith Wolfe, and Thomas B. McNeill Sr. and which met once during 2004. For purposes of decisions relating to the compensation of certain senior officers, C.E. Porter and Alan L. Brill serve as non-voting members of the committee. The Compensation Committee reviews and recommends to the Board salaries for the executive officers of the Company and its subsidiary banks for the upcoming year. Not all members of the compensation committee are independent as that term is defined under Nasdaq rules.

Mr. Porter and Mr. Brill do not participate in any discussion relating to the past year's performance of the banks or the Company as a whole or to their respective compensation. They recuse themselves and participate only in the evaluation of other executive officers who serve under their supervision.

The Committee's discussion and basis for rewarding or not rewarding the performance of the various executives including Messrs. Porter and Brill is essentially the same. Each executive responsible for a specific function in either bank is compared to his or her overall peer group, if appropriate, and more carefully to his like member of the sister bank in the Company. This is not to say that performance is the entirety of the Committee's basis for decision. Personal matters and difficulties of various individuals are discussed in arriving at decisions on compensation, benefits and rewards. The Company at this time does not consider any rewards such as stock options.

-----------------------------------------

Mr. Porter's base salary for 2004, as compared to 2003, increased $69,899. In February of 2004, Mr. Porter assumed responsibility as President and Chief Executive Officer of Highlands Bankshares, Inc. in addition to his duties as President and Chief Executive Officer of The Grant County Bank. During 2004, Mr. Porter was paid $56,385 in base salary for his duties with the Company and $143,514 in base salary for his duties with The Grant County Bank. The increase in Mr. Porter's salary for his duties with The Grant County Bank was commensurate with the criteria set forth above. Mr. Porter's salary as the President and Chief Executive Officer of Highlands Bankshares, Inc. was set to approximate the salary of the outgoing Chief Executive Officer's 2003 salary and to be commensurate with the duties involved. Future adjustments to Mr. Porter's salary as President and Chief Executive Officer of Highlands Bankshares, Inc. will be commensurate with the criteria set forth above, or any other criteria seen fit by the Committee.

This report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement and to any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this report by reference, and shall not otherwise be filed under such acts.

                                                       John G. VanMeter
                                                       Jack H. Walters
                                                       Thomas B. McNeill
                                                       L. Keith Wolfe

Audit Committee Report
----------------------

The Company also has an Audit Committee, which consists of Steven C. Judy, Chairman, Thomas B. McNeill, Sr., Kathy G. Kimble and L. Keith Wolfe. The Audit Committee met four times during the year ended December 31, 2004. The Board of Directors has adopted a written charter for the Audit Committee which is reviewed annually and was last reviewed by the Committee on December 14, 2004 and was resolved by the Committee to be sufficient.

----------------------------------

All members of the Audit Committee have been deemed by the Board of Directors to be financially literate. All members of the Audit Committee are independent as that term is defined under Nasdaq rules. The Audit Committee does not have as one of its members an "audit committee financial expert" as defined by rules adopted under the Securities Act of 1933, as amended. Because the Company operates in a substantially rural area, the availability of potential Directors, and especially Directors who may qualify as an audit committee financial expert and still meet the independence requirements of a member of the Audit Committee is limited. The Company believes that each member of the Audit Committee has sufficient knowledge in financial and auditing matters to serve on the Committee. As such, the Board does not believe that it is necessary to actively search for an outside person to serve on the Board to qualify as an audit committee financial expert. The Committee has authority to engage legal counsel, other experts or consultants as it deems appropriate to carry out its responsibilities. The Audit Committee is responsible for the appointment, replacement, compensation and oversight of the independent auditor engaged to prepare or issue audit reports on our financial statements.

Fees of Independent Public Accountants

      The following fees were paid to S. B. Hoover & Company, L.L.P., Highlands' certified public accountants, for services provided to the corporation for the fiscal years ending December 31, 2004 and 2003.

                                         2004                     2003
                                              Percent                  Percent
                                  Fees        of Total     Fees        of Total
                                  ----        --------     ----        --------
Audit Fees                      $72,900          67%     $49,620          41%
Audit Related Fees               10,350          10%      12,250          10%
Preparation of Federal and
State Tax Returns                 4,700           4%       3,780           3%
All Other Fees                   20,500          19%      55,200          41%

----------------------------------

Fees of Independent Public Accountants (continued)

A description of these fees is as follows:

            o Audit Fees: All fees related to the audit of year end financial statements and corresponding regulatory filings

            o     Audit Related Fees: All fees related to the review of interim,
                  unaudited   financial   statements,   and  work   related   to
                  Sarbanes-Oxley Rule 404 compliance

            o Preparation of Federal and State Tax Returns: All fees related to the preparation and filing of the Corporation's Federal and State Income taxes and applicable state franchise taxes.

            o All Other Fees: All fees are related to loan review services provided to The Grant County Bank.

      The Audit Committee of the Board believes that the non-audit services provided by S. B. Hoover & Company, L.L.P., are compatible with maintaining the auditor's independence. The audit committee charter requires that the audit committee pre-approve all services performed by the independent auditors. All of the services described for which S. B. Hoover & Company, L.L.P., billed the company for the fiscal year ended December 31, 2004, were pre-approved by the company's audit committee. For the fiscal year ended December 31, 2004, the Company's Audit Committee did not waive the pre-approval requirement of any non-audit services to be provided to the company by S. B. Hoover & Company, L.L.P.

The Audit Committee's primary responsibility falls into three broad categories.

      (1) The Committee is charged with monitoring the preparation of quarterly and annual financial reports prepared by the Company's management, including discussion with management and the Company's outside auditors about financial statements, key accounting practices, and reporting.

----------------------------------

      (2) The Committee is responsible for matters concerning the relationship between the Company and its outside auditors, including recommending their appointment or removal, reviewing the scope of their audit services and related fees, as well as any other services being provided to the Company, also determining if the outside auditors are independent (based in part on the annual letter provided to the Company pursuant to Independence Standards Board Standard No. 1).

      (3) The Committee oversees management's implementation of effective systems of internal controls, including review of policies relating to legal and regulatory compliance, ethics and conflicts of interest; and review of the activities and recommendations of the Company's internal auditing program.

The Audit Committee has reviewed and discussed with management and the independent auditors the audited financial statements. The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). In addition, the Audit Committee has received from the independent auditors the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and discussed with them their independence from the Company and its management. Moreover, the Audit Committee has considered whether the independent auditors' provision of other non-audit services to the Company is compatible with maintaining the auditors' independence.

This report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement and to any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this report by reference, and shall not otherwise be filed under such acts.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2004, for filing with the Securities and Exchange Commission.

                                          Audit Committee
                                                   Thomas B. McNeill, Sr.
                                                   L. Keith Wolfe
                                                   Kathy G. Kimble
                                                   Steven C. Judy

                      SHAREHOLDER RETURN PERFORMANCE GRAPH

    Set forth below is a line graph comparing the cumulative total return of Highlands Bankshares' common stock from December 31, 1999 assuming reinvestment of dividends, with that of the Standard & Poor's 500 Index ("S&P 500") and the the Nasdaq Bank Index.

 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE GRAPH IN THE PRINTED MATERIAL.]

                       Highlands Bankshares Common Stock
                                  Performance

                       12/31/1999    12/31/2000    12/31/2001   12/31/2002    12/31/2003    12/31/2004
                       ----------    ----------    ----------   ----------    ----------    ----------
HBSI                       100.00         80.20         83.05       110.79        149.71        135.26
S&P 500                    100.00         89.86         78.14        59.88         75.68         82.49
 NASDAQ Bank Index         100.00         92.02        105.52       116.15        121.40        157.74

This graph shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy statement to any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this report by reference and shall otherwise be filed under such Acts.

Compliance with Section 16(a) of the Securities Exchange Act

Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers to file reports of holdings and transactions in Highlands shares with the SEC. Based solely on our records and other information, in 2004 all Directors and executive officers met all applicable SEC filing requirements under Section 16(a).

Certain Related Transactions

Loans made by The Grant County Bank and Capon Valley Bank to directors, director nominees and their affiliates were made in the ordinary course of business, were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time the loans were made for comparable transactions with other persons, and did not involve more than the normal risk of collectibility or present other unfavorable features.

                             EXECUTIVE COMPENSATION

The Summary Compensation Table below sets forth the compensation of the Chief Executive Officers of the Company and of The Grant County Bank and Capon Valley Bank, the Company's two wholly-owned bank subsidiaries, for the last three years. No other officer received cash compensation in excess of $100,000 in 2004.

                           Summary Compensation Table

----------------------------------------------------------------------------------------------------------
                                                                                                Other
                                                            Annual Compensation            Compensation(2)
Name and                                            ------------------------------------   ---------------
Principal Position                                  Year    Salary ($)(1)      Bonus ($)         ($)
----------------------------------------------------------------------------------------------------------
Clarence E. Porter                                  2004      $219,349             0          $ 87,414
     President and Chief Executive Officer          2003       148,050             0            62,873
     of the Company;                                2002       135,000             0            48,986
     Treasurer of the Company;
     President and Chief Executive Officer
     of The Grant County Bank

Alan L. Brill                                       2004      $137,111             0          $ 68,150
     Secretary of the Company;                      2003      $137,111             0          $ 44,690
     President and Chief Executive                  2002      $122,900             0          $ 34,519
     Officer of Capon Valley Bank

      (1) Includes base salary and director fees. For the last fiscal year, Mr. Porter received a base salary of $56,385 from the Company and $143,514 from The Grant County Bank, and Mr. Brill received a base salary of $120,111 from Capon Valley Bank. Mr. Porter earned director fees of $4,750 from the Company and $14,700 from The Grant County Bank. Mr. Brill earned director fees of $4,800 from the Company and $12,200 from Capon Valley Bank.

      (2) Includes contributions by The Grant County Bank and Capon Valley Bank to their Profit Sharing and 401(k) Plans on behalf of Messrs. Porter and Brill of $23,337 and $23,702 respectively, and the subsidiaries' contributions to the Company's Employee Stock Ownership Plan, of which $2,410 was allocated to Mr. Porter and $2,136 to Mr. Brill. Also includes, for Mr. Porter, The Grant County Bank's contribution to it's Defined Benefit Plan in the amount of $29,949 and the dollar value of the economic benefit to Messrs. Porter and Brill under The Grant County Bank's and Capon Valley Bank's split dollar life insurance arrangements of $31,718 and $38,607 respectively and the economic value for the use of automobiles owned by Capon Valley Bank by Mr. Brill in the amount of $3,705.

Mr. Porter is a participant in The Grant County Bank's defined benefit retirement plan. As of November 1, 2002, the last date for which projections were supplied to the Company, Mr. Porter's projected monthly benefits from the plan were as follows:

                            Retirement                    Monthly
                               Age                        Benefit
                               ---                        -------
                                60                       $2,065.00
                                62                        2,819.00
                                65                        4,483.00

PROPOSAL TWO               APPOINTMENT OF INDEPENDENT
                               PUBLIC ACCOUNTANTS

S. B. Hoover & Company, L.L.P. of Harrisonburg, Virginia, was the auditor for 2004 and is being recommended to the Company's shareholders for appointment as the auditor for 2005. A representative of S. B. Hoover & Company is expected to attend the Annual Meeting with the opportunity to make a statement or to respond to appropriate questions from shareholders.

         The Board recommends that shareholders vote "FOR" Proposal Two.

                              SHAREHOLDER PROPOSALS

Proposals of shareholders intended to be presented at the Company's 2006 Annual Meeting must be received by the Secretary of the Company, at its principal executive offices, 3 North Main Street, Petersburg, West Virginia 26847, for inclusion in its Proxy Statement relating to the meeting, by November 8, 2005.

                                        By Order of the Board of Directors


                                        Alan L. Brill
                                        Corporate Secretary

March 31, 2005

                                 REVOCABLE PROXY
                           HIGHLANDS BANKSHARES, INC.
                  Annual Meeting of Shareholders, May 10, 2005
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

      The undersigned hereby appoints Courtney R. Tusing and L. Keith Wolfe, either of whom may act, with full power of substitution, as proxies to vote, as designated below, at the Annual Meeting of Shareholders to be held on May 10, 2005, and at any adjournment thereof, the shares of Highlands Bankshares, Inc. common stock held of record by the undersigned as of March 18, 2005. Each share is entitled to one vote per nominee unless a shareholder requests cumulative voting at least 48 hours before the meeting. If cumulative voting for the election of directors is requested, the proxies, unless otherwise directed shall have full discretion and authority to cumulate their votes and vote for less than all such nominees.

      The shares to which this proxy relates will be voted as specified. If no specification is made, such shares will be voted in favor of the proposals set forth on this proxy.

1.    PROPOSAL ONE:     ELECTION OF DIRECTORS

      |_|  FOR all nominees listed below      |_|  WITHHOLD AUTHORITY to vote
           (except as marked to the                for all nominees listed below
           contrary below)

                Class A:  Alan L. Brill       Kathy G. Kimble
                          Courtney R. Tusing  John G. VanMeter

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space below.)

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

2.    PROPOSAL TWO:     APPOINTMENT  OF S. B.  HOOVER  AND  COMPANY,  L.L.P.  AS
                        INDEPENDENT AUDITORS

            |_|  FOR                |_|  AGAINST               |_|  ABSTAIN

     IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER
            BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

      Please complete, date and sign the proxy and return it as soon as possible in the enclosed postage prepaid envelope. The proxy must be signed exactly as the name or names appear on the label attached to this proxy. If signing as a trustee, executor, etc., please so indicate.

                                    Date signed: _______________________________

                                    ____________________________________________

                                    ____________________________________________
                                                        Signature(s)